UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

As previously disclosed in the Current Report on Form 8-K of Fluence Energy, Inc. (the "Company") filed with the Securities and Exchange Commission ("SEC") on August 31, 2022, Manavendra Sial was appointed as the Company’s new Senior Vice President and Chief Financial Officer, effective as of 12:00 a.m. on September 15, 2022, replacing Dennis Fehr. In connection with this change in leadership, Mr. Fehr has entered into a transition and separation agreement with the Company (the “Separation Agreement”) effective September 13, 2022, pursuant to which, Mr. Fehr left his role as Senior Vice President and Chief Financial Officer effective as of 11:59 p.m. on September 14, 2022, but will remain employed by the Company in a non-executive capacity to support an orderly transition with Mr. Sial through October 15, 2022 (the "Separation Date"). In consideration for, among other things, such transition services, Mr. Fehr will be entitled to severance benefits in accordance with the terms of the Company's Executive Severance Plan (the "Severance Plan"), as if his departure from the Company constituted an Involuntary Termination (as defined in the Severance Plan). The Severance Plan was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2022.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Transition and Separation Agreement, effective September 13, 2022, between Fluence Energy, Inc. and Dennis Fehr.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: September 15, 2022	By:	/s/ Francis Fuselier
Francis Fuselier
Senior Vice President, General Counsel and Secretary